UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 5, 2015

PBF ENERGY INC.

PBF HOLDING COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 5, 2015, PBF Energy Inc. (“PBF Energy”) announced that it had launched its public offering of an aggregate of 11,500,000 shares of Class A common stock, including 1,500,000 shares of Class A common stock that may be sold pursuant to the exercise of an over-allotment option. A copy of the press release announcing the offering is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

On October 5, 2015, PBF Energy filed a prospectus supplement to the prospectus included in its Registration Statement on Form S-3 (File No. 333-193210). The prospectus supplement includes certain material information regarding PBF Energy and its consolidated subsidiary PBF Holding Company LLC (“PBF Holding” and collectively with PBF Energy, the “Company”), including information regarding the pending acquisitions of the Chalmette refinery and related logistics assets (collectively, the “Chalmette Refinery”) and the Torrance refinery and related logistics assets, PBF Energy’s preliminary unaudited selected financial data for the third quarter of 2015 and unaudited pro forma consolidated financial statements.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

On June 17, 2015, PBF Holding entered into an definitive Sale and Purchase Agreement with ExxonMobil Oil Corporation, Mobil Pipe Line Company and PDV Chalmette, L.L.C. (collectively, the “Sellers”), to purchase the ownership interests of Chalmette Refining, L.L.C. (“Chalmette Refining”), which owns the Chalmette Refinery (collectively, the “Chalmette Acquisition”). With respect to this Item 8.01 and Exhibits 99.2 and 99.3 of Item 9.01(a) below, the Company is filing this Current Report on Form 8-K to provide certain financial information for Chalmette Refining, L.L.C. in connection with the Chalmette Acquisition.

Included in this filing as Exhibit 99.2 are the audited consolidated financial statements of Chalmette Refining for the periods described in Item 9.01(a) below, the notes related thereto and the Report of Independent Certified Public Accountants, and included in this filing as Exhibit 99.3 are the unaudited condensed consolidated financial statements of Chalmette Refining for the periods described in Item 9.01(a) below and the notes related thereto.

Item 9.01 Financial Statement and Exhibits

(a)	Financial Statements of Business Acquired.

Audited consolidated financial statements of Chalmette Refining and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of operations, equity and cash flows for the two year period ended December 31, 2014, and the related notes to the consolidated financial statements, attached as Exhibit 99.2 hereto.

Unaudited condensed consolidated financial statements of Chalmette Refining and its subsidiaries comprised of the condensed consolidated balance sheet as of June 30, 2015 and the related condensed consolidated statements of operations, equity and cash flows for the six months ended June 30, 2015, and the related notes to the unaudited condensed consolidated financial statements, attached as Exhibit 99.3 hereto.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Press Release dated October 5, 2015

99.2	Historical audited consolidated financial statements of Chalmette Refining, L.L.C. and its subsidiaries

99.3	Historical unaudited condensed consolidated financial statements of Chalmette Refining, L.L.C. and its subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2015

PBF Energy Inc.
(Registrant)

By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel

Dated: October 5, 2015

PBF Holding Company LLC
(Registrant)

By:	/s/ Trecia Canty
Name:	Trecia Canty
Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Press Release dated October 5, 2015

99.2	Historical audited consolidated financial statements of Chalmette Refining, L.L.C. and its subsidiaries

99.3	Historical unaudited condensed consolidated financial statements of Chalmette Refining, L.L.C. and its subsidiaries